                                                           SALOMON SMITH BARNEY
                                                      TRANSPORTATION CONFERENCE
                                                              NOVEMBER 14, 2000





                                                           CONTINENTAL AIRLINES

Please note that the discussion today may contain forward looking statements. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements are contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

                               STRATEGIC OVERVIEW




                                                            CONTINENTAL AIRLINES

                             GLOBALLY WELL-BALANCED

                              MAJOR U.S. CARRIERS
                                   % CAPACITY

                CONTINENTAL    NORTHWEST    AMERICAN     DELTA     UNITED     US AIRWAYS
                -----------    ---------    --------     -----     ------     ----------
US DOMESTIC         63%           61%          69%        78%        65%          89%
ATLANTIC            18%           12%          13%        16%        13%          10%
LATIN               11%            0%          16%         3%         5%           2%
PACIFIC              8%           27%           3%         3%        17%           0%

Source: US Dept. of Transportation Form 41, Last Twelve Months 1Q00

                            ENHANCING A GLOBAL BRAND

                                      [MAP]

                       NORTHWEST ALLIANCE EXPANDS NETWORK



                                      [MAP]

                    BENEFITS OF CLASS A/NORTHWEST TRANSACTION



o    1st time in 7 years - no controlling shareholder

o    Long-term security for Continental employees

o Provides long-term alignment of financial incentives between management and shareholders

o    Future control premium is split equally among all shareholders

o    Retain benefits of Northwest Alliance through 2025

o    Simplifies ownership structure

                       MODERATE 4.8% GROWTH PLAN FOR 2001





                                    [GRAPH]




               SYSTEM    DOMESTIC  TRANSATLANTIC   LATIN     TRANSPAC/
                                                  AMERICA    MICRONESIA

% INCREASE/
DECREASE          4.8%       4.6%         0.5%        0.5%       23.0%

% OF
SYSTEM          100.0%      62.0%        17.0%       12.0%        9.0%

                    TOTAL NEWARK DEPARTURES UP LESS THAN 6%
                          WHILE CO ASMs INCREASED 100%



Number of Daily Departures

            1994    2000
            ----    ----
CO Jet      172     305
OA Jet      212     210
Props       198     101

           Total Newark Departures
           -----------------------
1994                582

2000                616



CO Newark ASMs

                    1994    2000
                    ----    ----
ASMs (Millions)      32     64.2



July 1994 SSIM Data, 2000 OAG Data

                      NEW YORK SERVES AS CO's EUROPEAN HUB



                     [MAP OF NEW YORK AS CO's EUROPEAN HUB]





Source - SSIM Database, December 1999

                      NEW YORK DOMESTIC MARKET SHARE LEADER



                          1999 NEW YORK CITY REVENUE %




                                     [GRAPH]


                       CO           AA         DL        UA           US            NW
                       --           --         --        --           --            --
1999 NEW YORK
  CITY REVENUE %      24.3%        17.9%     14.7%      14.1%        8.2%          4.7%

Source: O&D Plus database, Top 6 Major U.S. Carriers Shown

                  NEW YORK - GLOBAL GATEWAY AHEAD OF SCHEDULE



CARRIER             AA       AA       UA      NW       DL       US       CO
HUB                JFK      MIA      SFO     DTW      BOS      PHL      EWR
BUDGET            $1.3B    $1.3B    $2.4B   $1.2B    $0.4B    $0.4B    $1.0B
DURATION (YEARS)    11       8       6-8     5-7       5        5      4, 3*

* Revised Schedule

                         DIRECT RAIL SERVICE TO NEWARK




                                     [MAP]

                          ON-TIME CONTINUES TO IMPROVE



                                  THIRD QUARTER


      1999        2000
      ----        ----

      74%         79%



                       1999        2000      CHANGE
                       ----        ----      ------
Load Factor            76.0%       77.5%        1.5 pts
ASMs (Millions)      21,573      22,356         3.6%

                          EXCELLENT EMPLOYEE RELATIONS


o    Employee Agreements in Place

         LABOR GROUP          AMENDABLE DATE
         -----------          --------------
         Mechanics                 01/02
         Pilots                    10/02
         Dispatchers               10/03
         Flight Attendants         09/04




o    Above Industry Average Employee Productivity

                      POOR EMPLOYEE RELATIONS ARE EXPENSIVE


                                  NW PILOT      UA PILOT       AA/RENO        AA PILOT       US FLIGHT         US
                                   STRIKE       OT ISSUE        PILOT          ACTION       ATTENDANTS      MECHANICS
                                    3Q98          2Q00           1Q99           1Q97           2Q00           3Q99
                                  --------      --------       -------        --------      ----------      ---------
PRE-TAX IMPACT ($ MILLIONS)        $1,000         $350           $225            $70            $40            $25

Source:  Wall Street Analyst Reports

                               RECENT ACHIEVEMENTS




                                   [PICTURES]

                             FINANCIAL PERFORMANCE





                                                          CONTINENTAL AIRLINES

                    STRONG GROWTH WITH ABOVE AVERAGE MARGINS
                         LAST TWELVE MONTHS ENDING 3Q00



                             CONTINENTAL              INDUSTRY
                             -----------              --------

EBITDAR MARGIN*                 19.5%                  17.1%

ASM GROWTH                       7.2%                   2.8%


*Excludes special gains and charges

Industry = Top 6 Major U.S. Carriers (American, Continental, Delta, Northwest, United, US Airways)

                        FOCUSED ON THE BUSINESS TRAVELER

                                 THIRD QUARTER


                                     1996         1998         2000          GOAL
                                     ----         ----         ----          ----

HIGH YIELD REVENUE AS % OF
  DOMESTIC REVENUE                  40.5%         43.2%        46.2%        50-55.0%

                              STRONG DOMESTIC RASM



                            1994         1996         1998        2000E
                            ----         ----         ----        -----

RASM VS. INDUSTRY           80%          101%         105%        111%

Length of Haul Adjusted

                           DISTRIBUTION COSTS DECLINE


                       DISTRIBUTION COSTS AS A % OF SALES


                                    [GRAPH]


                                                  1998      1999      2000E     2004E
                                                  ----      ----      -----     -----
DISTRIBUTION COSTS AS A % OF SALES                16.4%     15.8%     14.0%      8.5%
E TICKET AS
% OF SALES                                          29%       41%       56%      100%

                         RAPID GROWTH OF INTERNET SALES


                                    1997        1998        1999         2000E
                                    ----        ----        ----         -----
                                                   $MILLIONS

ON-LINE TRAVEL AGENCY SALES         $ 15        $ 45       $ 139         $ 360

CONTINENTAL WEBSITE SALES           $ 12        $ 62       $ 170         $ 320

% OF SYSTEM SALES                    0.4%        1.3%        3.3%          7.0%

                         YOUNG FLEET IS FUEL EFFICIENT

                        YEAR-OVER-YEAR % INCREASE

                    1997      1998      1999      2000E
                    ----      ----      ----      -----
ASMs                 9.9%     10.6%      9.7%      5.3%

GALLONS CONSUMED    10.5%      9.6%      3.7%      0.0%

                            MARKET DRIVEN FLEET PLAN

                                    [GRAPH]

                  TOTAL JET AIRCRAFT
                                                              1999      2000     2001     2002      2003      2004      2005
                                                              ----      ----     ----     ----      ----      ----      ----
Minimum = Committed fleet less lease expirations               363       371      389      399       382       369       362
Maximum = Committed fleet and all options are exercised                           398      443       489       522       540

Fleet Types:                                                     6         5        5        5         4         4         3

                  2000 FLEET FINANCING SUBSTANTIALLY COMPLETE


o    2000 Fleet Financing               25 Boeing Aircraft

     o    Amount Financed:                    $994 Million

     o    Average Interest Rate:                      7.95%

     o    New Aircraft:                      15 Boeing 737

                                              3 Boeing 757

                                              5 Boeing 767

                                              2 Boeing 777

o    3 Boeing Aircraft being financed in Bank Market

                        RETURNING VALUE TO STAKEHOLDERS

                              YEAR-TO-DATE 11/6/00



                   SHARE REPURCHASES
                   -----------------
                              $ 449

                     DEBT PAYMENTS
                    ---------------

                   Scheduled   $134
                   Prepaid     $402
                   ----------------
                   Total       $536

                       REDUCED DILUTED SHARE COUNT BY 27%
                           AT AVERAGE PRICE OF $42.65


                          CUMULATIVE SHARE REPURCHASES


                 1998    1999   11/6/00
                 ----    ----   -------
$MILLIONS        $223    $751   $ 1,201

SHARES PURCHASED (MILLIONS):     28.1

                         [GRAPHIC OF CONTINENTAL LOGO]

                         NORTHWEST TRANSACTION OVERVIEW



o    Repurchase 6.7 Million shares for $450 Million ($67.31/share)

o    1.32 Class B shares for each Class A share

o Issuance of $250M 6% Convertible Preferred Securities of Trust (convertible at $60/share)

o    Alliance agreement extended through 2025

o    Limited right preferred issued to Northwest as part of alliance extension

                           CONTINENTAL CLASS A SHARES
                                  PREMIUM PAID

                                    [GRAPH]


                       NW TO AIR PARTNERS        CO TO NW
                       ------------------        --------

                              28%                  29%

Premium figured on cash portion of transaction

                     TRANSACTION INCREASES EXISTING CLASS B
                            SHAREHOLDER EQUITY STAKE



                                    [GRAPH]


                              PRIOR TO        AFTER TRANSACTION      AFTER TRANSACTION
                             TRANSACTION       PRIOR TO CONVERT         AND CONVERT
                             -----------      -----------------      -----------------
EXISTING B
  SHAREHOLDER OWNERSHIP %       81.2%               89.4%                82.9%

                  REDUCED SHARES 30% SINCE ALLIANCE ANNOUNCED


                                    [GRAPH]

Avg Diluted
Share Count             LTM 1Q98            LTM 3Q00
(Millions)                81.6                57.3

Revenue                  LTM 1Q98            LTM 3Q00
($Millions)              $  7,363            $  9,622

                           CONTINENTAL'S HIGH RETURN
                             LOW RISK OPPORTUNITIES


                                                   ---GOAL---
                                                              ANNUAL
                                 TODAY         2005      PRETAX BENEFITS
                                 -----         ----      ---------------
o   Dist. Cost % of Revenue       14.5%        7-10%        $275 Million

o   Alliance Partners               18           20         $175 Million

o   Low Risk Growth              2,448        3,400         $175 Million
    (Daily Departures)

o   Fleet Types                      5            3         $125 Million

o   Business Mix                  47.5%       50-55%        $100 Million
                                                         ---------------
                                                            $850 Million